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                                                                      EXHIBIT 23
                             ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation in this Form S-8 registration statement of our report dated June 15, 1999 included in the Nathan's Famous Inc. Form 10-K for the year ended March 28, 1999 and to all references to our Firm included in this Form S-8 registration statement.


                                     /s/ ARTHUR ANDERSEN LLP


Roseland, New Jersey
December 15, 1999